SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2002

                          COSTCO WHOLESALE CORPORATION
             (Exact name of registrant as specified in its charter)

       Washington                 0-20355                   33-0572969
(State or Other Jurisdiction    (Commission              (I.R.S. Employer
     of Incorporation)          File Number)           Identification Number)

                                 999 Lake Drive
                           Issaquah, Washington 98027
                     (Address of principal executive office)

                                 (425) 313-8100
               (Registrant's telephone number including area code)

Item 5.  Other Events

     On March 20, 2002, Costco Wholesale Corporation entered into a terms agreement with Banc of America Securities LLC and Credit Suisse First Boston Corporation, as representatives of the underwriters, for the public offering of $300,000,000 aggregate principal amount of its 5 1/2% Senior Notes Due March 15, 2007 under the Company's shelf Registration Statements on Form S-3 (Reg. Nos. 333-01127 and 333-72122). The senior notes are to be issued under a supplemental indenture, dated March 20, 2002, to an indenture dated, October 26, 2001, between us and U.S. Bank National Association, as Trustee, relating to our senior debt securities. Closing of the issuance and sale of the senior notes is schedule for March 25, 2002. A copy of the terms agreement, form of senior note, and first supplemental indenture are filed herewith.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

     The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-72122) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.


         Exhibit   Description

           1.1     Terms Agreement dated March 20, 2002.

           4.1 First Supplemental Indenture between Costco Wholesale Corporation and U.S. Bank National Association, as Trustee, dated as of March 20, 2002.

           4.2 Costco Wholesale Corporation Standard Multiple-Series Indenture Provisions, dated as of March 20, 2002.

           4.3 Form of Note for Costco Wholesale Corporation's 5-1/2% Senior Notes due March 15, 2007.

           5.1     Opinion of Heller Ehrman White & McAuliffe LLP.

          12.1     Statement re computation of ratios.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2002

                                             COSTCO WHOLESALE CORPORATION


                                    By:      /s/ Richard A. Galanti
                                             ----------------------------------
                                             Richard A. Galanti
                                             Executive Vice President and
                                              Chief Financial Officer